UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): October 13, 2003

   Winnebago Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

IOWA (State of Incorporation)	001-06403 (Commission File Number)	42-0802678 (IRS Employer Identification No.)

P.O. BOX 152 Forest City, Iowa 50436 (Address of Principal Executive Offices) (Zip Code) Registrant's telephone number, including area code: 641-585-3535

ITEM 5.    Other Events

        Winnebago Industries, Inc. (Winnebago) is filing herwith a press release issued on October 13, 2003, as Exhibit 99.1 which is included herein. The press release was issued to report that Winnebago anticipates announcing fourth quarter and 2003 fiscal year earnings on October 16, 2003. In connection with the announcement, Winnebago will host a conference call on October 16, 2003 at 10:00 a.m. Eastern time. Details regarding the conference call are contained in the press release included herein.

ITEM 7.    Financial Statements and Exhibits

        The following exhibits are included herein:

        Ex. 99.1   Press Release

SIGNATURES

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 14, 2003

By: /s/ Bruce D. Hertzke
Name: Bruce D. Hertzke
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Winnebago Industries, Inc. dated October 13, 2003.